Exhibit 10.8

SIXTH ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED JUNE 1, 2011 BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND ANGIE’S LIST, INC., (LESSEE) DATED MARCH 1, 2009 (LEASE AGREEMENT) IS MADE AND ENTERED AS OF JUNE 1, 2011.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective JUNE 1, 2011. WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional office space known as the following to the lessee:

958 East Washington Street, Suite 200, being 1614 S.F.

1002 & 1004 E Washington Street, Suite 200, being 3559 S.F.

1004 E Washington Street, Suite 200, being 1400 S.F.

1006 E Washington Street, being 1960 S.F.

All totaling approximately 7133 S.F.,

Indianapolis, IN 46202.

2.	Paragraph (4) (Rent) The amount for the additional office space with a square footage of 6,100 will be $ 6539.00 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC Lessor

/s/ Karl Northern	Date:	5/31/11
Karl Northern

Angie’s List Lessee

/s/ Chuck Hundt	Date:	5/31/11
Chuck Hundt